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                                                                    Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (Registration Nos. 333-00428, 333-33353 and 333-39353).

ARTHUR ANDERSEN LLP

New York, New York
March 31, 1998